Supplement to the
Fidelity's Connecticut Municipal Funds
January 29, 2022
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Court Street Trust II and Fidelity Union Street Trust II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Connecticut Municipal Money Market Fund and Fidelity® Municipal Money Market Fund pursuant to which Fidelity® Connecticut Municipal Money Market Fund would be reorganized on a tax-free basis with and into Fidelity® Municipal Money Market Fund.

As a result of the proposed Reorganization, shareholders of Fidelity® Connecticut Municipal Money Market Fund would receive shares of Fidelity® Municipal Money Market Fund.

The Agreement provides for the transfer of all of the assets of Fidelity® Connecticut Municipal Money Market Fund in exchange for shares of Fidelity® Municipal Money Market Fund equal in value to the net assets of Fidelity® Connecticut Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of all of the liabilities of Fidelity® Connecticut Municipal Money Market Fund. After the exchange, Fidelity® Connecticut Municipal Money Market Fund will distribute the Fidelity® Municipal Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® Connecticut Municipal Money Market Fund. As a result, shareholders of Fidelity® Connecticut Municipal Money Market Fund will become shareholders of Fidelity® Municipal Money Market Fund (these transactions are collectively referred to as the “Reorganization”).

A Special Meeting (the “Meeting”) of the Shareholders of Fidelity® Connecticut Municipal Money Market Fund is expected to be held on or about November 16, 2022 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® Connecticut Municipal Money Market Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 2, 2022. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In connection with seeking shareholder approval of the Agreement, effective the close of business on July 15, 2022, new positions in Fidelity® Connecticut Municipal Money Market Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on July 15, 2022 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by July 15, 2022, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since July 15, 2022, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity® Connecticut Municipal Money Market Fund. Following a failure to obtain shareholder approval, prior to such liquidation, the fund will be closed to new purchases and the assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Municipal Money Market Fund, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

CTF-CTM-22-01 1.475744.141	July 15, 2022

Supplement to the
Fidelity's New Jersey Municipal Funds
January 29, 2022
Prospectus

On July 14, 2022, the Board of Trustees approved removing the principal investment strategy to “normally not invest in municipal securities whose interest is subject to the federal alternative minimum tax” from Fidelity® New Jersey AMT Tax-Free Money Market Fund effective September 14, 2022.

Reorganization. The Board of Trustees of Fidelity Court Street Trust II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® New Jersey Municipal Money Market Fund and Fidelity® New Jersey AMT Tax-Free Money Market Fund.

Each fund seeks as high a level of current income, exempt from federal and New Jersey personal income taxes, as is consistent with preservation of capital.

As a result of the proposed Reorganization, shareholders of Fidelity® New Jersey Municipal Money Market Fund would receive Fidelity® New Jersey AMT Tax-Free Money Market Fund, a class of shares of Fidelity® New Jersey AMT Tax-Free Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity® New Jersey Municipal Money Market Fund in exchange for corresponding shares of Fidelity® New Jersey AMT Tax-Free Money Market Fund equal in total value to the total value of shares of Fidelity® New Jersey Municipal Money Market Fund. After the exchange, Fidelity® New Jersey Municipal Money Market Fund will distribute the Fidelity® New Jersey AMT Tax-Free Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® New Jersey Municipal Money Market Fund (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about September 16, 2022. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® New Jersey Municipal Money Market Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

In connection with the Reorganization, effective after the close of business on September 9, 2022, new positions in Fidelity® New Jersey Municipal Money Market Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on September 9, 2022 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 9, 2022, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since September 9, 2022, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

For more detailed information, please contact Fidelity at 1-800-544-8544.

On July 14, 2022, the Board of Trustees approved name changes for Fidelity® New Jersey AMT Tax-Free Money Market Fund and class. Effective after close of business on September 16, 2022, Fidelity® New Jersey AMT Tax-Free Money Market Fund will be renamed Fidelity® New Jersey Municipal Money Market Fund and the class will be renamed Premium.

NJN-22-01 1.475763.146	July 15, 2022

Supplement to the
Fidelity® New Jersey AMT Tax-Free Money Market Fund, Fidelity® New Jersey Municipal Income Fund and Fidelity® New Jersey Municipal Money Market Fund
January 29, 2022
STATEMENT OF  ADDITIONAL INFORMATION

On July 14, 2022, the Board of Trustees approved name changes for Fidelity® New Jersey AMT Tax-Free Money Market Fund and class. Effective after close of business on September 16, 2022, Fidelity® New Jersey AMT Tax-Free Money Market Fund will be renamed Fidelity® New Jersey Municipal Money Market Fund and the class will be renamed Premium.

NJNB-22-011.475765.136	July 15, 2022